EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Xiao Ping Zhang, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SORL AUTO PARTS, INC. on Form 10-QSB for the fiscal quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of SORL AUTO PARTS, INC.


Date:  November 11, 2005


/s/ Xiao Ping Zhang
----------------------------
Xiao Ping Zhang
Chief Executive Officer


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